                                                                  EXHIBIT 24.1


                               POWERS OF ATTORNEY

         By signing below, I hereby constitute and appoint Sidney Harman, Bernard A. Girod and Frank Meredith, my true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments in my name and behalf in my capacities as a director and/or officer of Harman International Industries, Incorporated, a Delaware corporation ("Company") that said attorney or attorneys-in-fact, or any of them, may deem necessary or advisable or that may be required to enable the Company to comply with the Securities Act of 1933, as amended ("Securities Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with a registration statement on Form S-4 (or any other appropriate form) for the purpose of registering pursuant to the Securities Act up to $400,000,000 of Senior Notes to be issued in exchange for other senior notes to be issued in a private placement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for me, in my name and behalf in my capacities as director and/or officer of the Company (individually or on behalf of the Company), such registration statement, and any and all amendments, including post-effective amendments, and supplements thereto, and any registration statement filed pursuant to Rule 462(b), and to file the same, with any and all exhibits thereto and other instruments or documents in connection therewith, with the Securities and Exchange Commission, and hereby ratify and confirm all that said attorneys and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have executed this Powers of Attorney as of November 5, 2001.

/s/ SIDNEY HARMAN                                   /s/ BERNARD A. GIROD
--------------------------------------------        --------------------
Sidney Harman                                       Bernard A. Girod


/s/ GREGORY P. STAPLETON                            /s/ FRANK MEREDITH
--------------------------------------------        ------------------
Gregory P. Stapleton                                Frank Meredith


                                                    /s/ ANN MCLAUGHLIN KOROLOGOS
--------------------------------------------        ----------------------------
Shirley M. Hufstedler                               Ann McLaughlin Korologos


/s/ EDWARD H. MEYER                                 /s/ STANLEY A. WEISS
--------------------------------------------        --------------------
Edward H. Meyer                                     Stanley A. Weiss